EXHIBIT 10.1

                                                                  EXECUTION COPY


                               LEVI STRAUSS & CO.

                 THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT


                  This THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") is dated as of July 26, 2002 and entered into by and among LEVI STRAUSS & CO., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A. ("Bank of America"), as the provider of Swing Line Advances (the "Swing Line Bank"), BANC OF AMERICA SECURITIES LLC and SALOMON SMITH BARNEY INC., as co-lead arrangers and joint book managers (the "Co-Lead Arrangers"), CITICORP USA, INC., as the syndication agent (the "Syndication Agent"), THE BANK OF NOVA SCOTIA, as the documentation agent (the "Documentation Agent"), and BANK OF AMERICA, N.A., as the administrative and collateral agent (the "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of February 1, 2001, as amended by First Amendment to Credit Agreement dated as of July 11, 2001, and Second Amendment to Credit Agreement dated as of January 28, 2002 (as so amended, and as otherwise amended, modified or supplemented from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders, Swing Line Bank, Syndication Agent, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.




                                 R E C I T A L S
                                 ---------------

                  WHEREAS, the Borrower intends to adopt a deferred compensation plan to be effective in 2003, pursuant to which the Borrower would from time to time transfer employee compensation amounts deferred by employees and contribute other funds (the "Trust Funds") to a grantor trust adopted and maintained by the Borrower (the "LS&Co. Trust");

                  WHEREAS, the purpose of the LS&Co. Trust would be to provide specified, tax-deferred benefits to a select group of management and employees of the Borrower;

                  WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in order to permit the transfer and contribution by the Borrower of the Trust Funds to the LS&Co. Trust and to clarify the applicability of certain covenants, conditions and restrictions contained in the Credit Agreement to the LS&Co. Trust.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1  Amendments to Article 1: Definitions and Accounting Terms
                       ---------------------------------------------------------

                  A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "`LS&Co. Deferred Compensation Plan' has the meaning specified in Section 5.02(e)."

                  "`LS&Co. Trust' has the meaning specified in Section 5.02(e)."

                  "`LS&Co. Trust Agreement' has the meaning specified in Section 5.02(e)."

                  B. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of "Hedge Bank" contained therein its entirety to read as follows:

                  "`Hedge Bank' means, at any time, any Lender holding at least 2% of the Revolving Credit Commitments at such time or any of its Affiliates, in any such Lender's or any such Affiliate's capacity as a party to a Hedge Agreement."

                  C. Section 1.01 of the Credit Agreement is hereby amended by adding the following at the end of the definition of "Subsidiary" contained therein:

                  "; provided, however, in no event shall the LS&Co. Trust be considered to be a Subsidiary of the Borrower"

                  1.2  Amendments to Article 5:  Covenants of the Borrower
                       ---------------------------------------------------

                  A. Section 5.02(a) of the Credit Agreement is hereby amended by inserting the phrase "or the LS&Co. Trust" after the word "Subsidiaries" each time it appears in the first paragraph thereof.

                  B. Section 5.02(b) of the Credit Agreement is hereby amended by (i) inserting the phrase "or the LS&Co. Trust" after the word "Subsidiaries" each time it appears in the first paragraph thereof; (ii) deleting the word "and" at the end of clause (i)(B) thereof; (iii) adding the word "and" at the end of clause (i)(C) thereof; and (iv) adding the following as new clause (i)(D) thereof:

                  "(D) Contingent Obligations of the Borrower under the LS&Co. Trust Agreement;"

                  C. Section 5.02(d) of the Credit Agreement is hereby amended by (i) inserting the phrase "or the LS&Co. Trust" after the word "Subsidiaries" each time it appears in the first paragraph thereof; (ii) deleting the word "and" at the end of clause (ii) thereof; (iii) deleting the period at the end of clause (iii) thereof and substituting the phrase ", and " therefor; and (iv) adding the following as new clause (iv) thereof:

                  "(iv) the LS&Co. Trust may merge into or consolidate with any other trust adopted and maintained by the Borrower for a similar purpose pursuant to a trust agreement in form and substance satisfactory to the Administrative Agent."

                  D. Section 5.02(e) of the Credit Agreement is hereby amended by (i) inserting the phrase "or the LS&Co. Trust" after the word "Subsidiaries" each time it appears in the first paragraph thereof; (ii) deleting the word "and" at the end of clause (xiii) thereof; (iii) deleting the period at the end of clause (xiv) thereof and substituting the phrase ", and " therefor; and (iv) adding the following as new clause (xv) thereof:

                  "(xv) transfers and contributions of funds  from time to  time
         (i) by the Borrower to that certain grantor trust adopted and maintained by the Borrower in connection with the deferred compensation plan adopted by the Borrower to be effective as of January, 2003 (the "LS&Co. Deferred Compensation Plan") for the purpose of contributing funds to be held until paid to participants in the LS&Co. Deferred Compensation Plan and their beneficiaries (the "LS&Co. Trust") pursuant to that certain trust agreement in form and substance satisfactory to the Administrative Agent (the "LS&Co. Trust Agreement") and (ii) by the LS&Co. Trust to plan participants or the Borrower in accordance with the LS&Co. Trust Agreement."

                  E. Section 5.02(f) of the Credit Agreement is hereby amended by (i) inserting the phrase "or the LS&Co. Trust" after the word "Subsidiaries" each time it appears in the first paragraph thereof; (ii) deleting the word "and" at the end of clause (xiv) thereof; (iii) deleting the period at the end of clause (xv) thereof and substituting the phrase ", and " therefor; and (iv) adding the following as new clause (xvi) thereof:

                  "(xvi)   Investments, if any, by the Borrower into the  LS&Co.
         Trust and by the LS&Co. Trust permitted by the LS&Co. Trust Agreement."

                  F. Section 5.02(i) of the Credit Agreement is hereby amended by inserting the phrase "or the LS&Co. Trust" after the word "Subsidiaries" each time it appears in the first paragraph thereof.

                  Section 2.  CONSENT

                   Lenders hereby agree that upon the transfer or contribution of funds by the Borrower to the LS&Co. Trust in accordance with Section
                             ---------------------
5.02(e)(xv)  of the Credit  Agreement,  any Lien acquired by the  Administrative
       ----
Agent or any Lender in such funds shall automatically and without further action cease and be released and the Administrative Agent and the Lenders shall have no Lien therein; provided, however, that nothing in this Section 2 shall be deemed to constitute any release of the Lien of the Administrative Agent or any Lender on any such funds distributed to the Borrower.

                  Section 3.  AMENDMENTS TO PLEDGE AND SECURITY
                              AGREEMENT AND SUBSIDIARY GUARANTY

                  The parties agree that, as of the Third Amendment Effective Date (as defined below), the Pledge and Security Agreement and the Subsidiary Guaranty shall be amended or supplemented as set forth in the forms thereof provided to the Lenders.

                  Section 4.  CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):


                  A. On or before the Third Amendment Effective Date, the Borrower shall deliver to the Lenders (or to the Administrative Agent for the Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

                        1. Secretary's Certificate dated as of the Third Amendment Effective Date, certifying that there have been no changes to its Articles of Incorporation or Bylaws since July 11, 2001 and that the adoption of the Amended Plan and the formation of the Trust has been approved and authorized by all necessary corporate action, together with a good standing certificate from the Secretary of State of the State of Delaware dated a recent date prior to the Third Amendment Effective Date;

                        2. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                        3.  Signature  and  incumbency   certificates   of   its
         officers executing this Amendment.

                  B. On or before the Third Amendment Effective Date, the Borrower and each other Loan Party shall execute the Second Amendment to Pledge and Security Agreement in form and substance satisfactory to the Lenders.

                  C. On or before the Third Amendment Effective Date, the Borrower and each other Loan Party shall execute the Second Amendment to Subsidiary Guaranty in form and substance satisfactory to the Lenders.

                  Section 5.  BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. Organization and Powers. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all Governmental Authorizations) to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  B. No Conflict. The execution and delivery of this Amendment and performance by the Borrower of the Amended Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created or permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries are in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                  C. Governmental Consents. No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation or filing of this Amendment or the performance by the Borrower of the Amended Agreement.

                  D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower, and are the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                  E. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  Section 6.  MISCELLANEOUS

                  A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 2.08 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                  E. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be as effective as delivery of an original executed counterpart of this Amendment. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                           LEVI STRAUSS & CO.



                                           By:__________________________________
                                              Joseph M. Maurer
                                              Vice President and Treasurer




                                           BANK OF AMERICA, N.A. as
                                           Administrative Agent



                                           By:__________________________________
                                              Kathleen M. Carry
                                              Vice President




                                           BANK OF AMERICA, N.A. as an Issuing
                                           Bank, Swing Line Bank and a Lender



                                           By:__________________________________
                                              Managing Director

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                           LEVI STRAUSS & CO.



                                           By:__________________________________
                                              Joseph M. Maurer
                                              Vice President and Treasurer



                                           BANK OF AMERICA, N.A. as
                                           Administrative Agent



                                           By:__________________________________
                                           Title: ______________________________



                                           BANK OF AMERICA, N.A. as an Issuing
                                           Bank, Swing Line Bank and a Lender



                                           By:__________________________________
                                           Title: ______________________________




                                           THE BANK OF NOVA SCOTIA, as
                                           Documentation Agent, an Issuing Bank
                                           and a Lender



                                           By:__________________________________
                                           Title: Director



                                           CITICORP USA, INC., as Syndication
                                           Agent and a Lender



                                           By:__________________________________
                                           Title: ______________________________

                                           CITIBANK, N.A., as an Issuing Bank



                                           By:__________________________________
                                              David L. Harris
                                              Vice President



                                           ARCHIMEDES FUNDING II, LTD., as a
                                           Lender

                                           By:  ING Capital Advisors LLC, as
                                                Collateral Manager



                                           By:__________________________________
                                              John J. D'Angelo
                                              Vice President



                                           ARCHIMEDES FUNDING III, LTD., as
                                           a Lender

                                           By:  ING Capital Advisors LLC, as
                                                Collateral Manager



                                           By:__________________________________
                                              John J. D'Angelo
                                              Vice President




                                           ARCHIMEDES FUNDING IV
                                           (CAYMAN), LTD, as a Lender

                                           By:  ING Capital Advisors LLC, as
                                                Collateral Manager



                                           By:__________________________________
                                              John J. D'Angelo
                                              Vice President



                                           THE BANK OF NOVA SCOTIA, as
                                           Documentation Agent, an Issuing Bank
                                           and a Lender



                                           By:__________________________________
                                           Title: Director

                                           BANK ONE, NA, as an Issuing Bank and
                                           a Lender



                                           By:__________________________________
                                              Joseph R. Perdenza
                                              Director



                                           BANK OF SCOTLAND, as a Lender



                                           By:__________________________________
                                              Joseph Fratus
                                              First Vice President



                                           BILL & MELINDA GATES
                                           FOUNDATION, as a Lender

                                           By:  David L. Babson & Company, Inc.
                                                as Investment Advisor



                                           By:__________________________________
                                              Managing Director



                                           BLACK DIAMOND CLO 2000-1 LTD.,
                                           as a Lender



                                           By:__________________________________
                                              Director

                                           CITICORP USA, INC., as a Syndication
                                           Agent and a Lender




                                           By:__________________________________
                                              Vice President



                                           C SQUARED CDO LTD., as a Lender

                                           By:  TCW Advisors, Inc., as Portfolio
                                                Manager



                                           By:__________________________________
                                              Richard F. Kurth
                                              Vice President



                                           DENALI CAPITAL LLC, managing
                                           member of DC Funding Partners LLC,
                                           portfolio manager for DENALI
                                           CAPITAL CLO I, LTD., as a Lender



                                           By:__________________________________
                                              Chief Credit Officer



                                           EASTMAN HILL FUNDING I,
                                           LIMITED, as a Lender

                                           By:  TCW Asset Management Co., as its
                                                Collateral Manager



                                           By:__________________________________
                                              Mark L. Gold
                                              Managing Director

                                           FARALLON APPAREL INVESTORS,
                                           L.L.C., as a Lender

                                           By:  Farallon Capital Management,
                                                L.L.C., as Manager



                                           By:__________________________________
                                              David Cohen
                                              Managing Member



                                           FIDELITY ADVISOR SERIES II:
                                           FIDELITY ADVISOR FLOATING
                                           RATE HIGH INCOME FUND, as a
                                           Lender



                                           By:__________________________________
                                              John H. Costello
                                              Assistant Treasurer



                                           FLEET NATIONAL BANK, as an
                                           Issuing Bank and a Lender



                                           By:__________________________________
                                              Director



                                           HAMPDEN CBO LTD., as a Lender

                                           By:  David L. Babson & Company Inc.,
                                                as Investment Advisor



                                           By:__________________________________
                                              Managing Director

                                          INDOSUEZ CAPITAL FUNDING IV, L.P.,

                                          By: RBC Leveraged Capital as Portfolio
                                              Advisor



                                          By:__________________________________
                                             Melissa Marano
                                             Director



                                          ING-ORYX CLO LTD., as a Lender

                                          By: ING Capital Advisor LLC, as
                                              Collateral Manager



                                          By:__________________________________
                                             John J. D'Angelo
                                             Vice President



                                          ING PRIME RATE TRUST

                                          By: ING Investments, LLC
                                              as its investment manager



                                          By:__________________________________
                                             Brian S. Horton
                                             Vice President



                                          JPMORGAN CHASE BANK (f/k/a/
                                          MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK), as an
                                          Initial Lender



                                          By:__________________________________
                                             Marina Flindell
                                             Vice President

                                           KZH CRESCENT LLC, as a Lender




                                           By:__________________________________
                                              Susan Lee
                                              Authorized Agent



                                           KZH CRESCENT-2 LLC, as a Lender




                                           By:__________________________________
                                              Susan Lee
                                              Authorized Agent



                                           KZH CRESCENT-3 LLC, as a Lender




                                           By:__________________________________
                                              Joyce Fraser-Bryant
                                              Authorized Agent



                                           KZH PONDVIEW LLC, as a Lender




                                           By:__________________________________
                                              Joyce Fraser-Bryant
                                              Authorized Agent

                                           KZH WATERSIDE LLC, as a Lender




                                           By:__________________________________
                                              Joyce Fraser-Bryant
                                              Authorized Agent



                                           MASSACHUSETTS MUTUAL LIFE
                                           INSURANCE COMPANY, as a Lender

                                           By: David L. Babson & Company, Inc.,
                                               as Investment Advisor



                                           By:__________________________________
                                              Managing Director



                                           MASS MUTUAL HIGH YIELD
                                           PARTNERS II LLC, as a Lender

                                           By: HYP Management Inc., as
                                               Managing Member



                                           By:__________________________________
                                              Managing Director



                                           ML CLO XY PILGRIM AMERICA
                                           (CAYMAN) LTD.

                                           By: ING Investments, LLC
                                               as its investment manager



                                           By:__________________________________
                                              Brian S. Horton
                                              Vice President

                                           ML CLO XX PILGRIM AMERICA
                                           (CAYMAN) LTD.

                                           By: ING Investments, LLC
                                               as its investment manager



                                           By:__________________________________
                                              Brian S. Horton
                                              Vice President



                                           NEMEAN CLO, LTD., as a Lender

                                           By: ING Capital Advisors LLC, as
                                               Investment Manager



                                           By:__________________________________
                                              John J. D'Angelo
                                              Vice President



                                           OAK BROOK BANK, as a Lender



                                           By: _________________________________
                                               Vice President



                                           SEQUILS I, LTD., as a Lender

                                           By: TCW Advisors, Inc., as Collateral
                                               Manager



                                           By:__________________________________
                                              Richard F. Kurth
                                              Vice President



                                           By:__________________________________
                                              Mark L. Gold
                                              Managing Director

                                           SEQUILS ING I (HBDGM), LTD., as a
                                           Lender

                                           By: ING Capital Advisors LLC, as
                                               Collateral Manager



                                           By:__________________________________
                                              John J. D'Angelo
                                              Vice President



                                           SEQUILS IV, LTD., as a Lender

                                           By: TCW Advisors, Inc., as Collateral
                                               Manager



                                           By:__________________________________
                                              Mark L. Gold
                                              Managing Director



                                           By:__________________________________
                                              Richard F. Kurth
                                              Vice President



                                           SPECIAL SITUATIONS INVESTING
                                           GROUP, INC., as a Lender



                                           By:__________________________________
                                              Robert S. Fanelli
                                              Authorized Signature



                                           STRONG SHORT TERM HIGH YIELD
                                           BOND FUND, a Series of Strong Income
                                           Funds, Inc., as a Lender



                                           By:__________________________________
                                              Gilbert L. Southwell III
                                              Assistant Secretary

                                         SUFFIELD CLO, LIMITED, as a Lender

                                         By: David L. Babson & Company Inc.,
                                             as Collateral Manager



                                         By:____________________________________
                                            Managing Director



                                         SUNTRUST BANKS, INC., as a Lender




                                         By:____________________________________
                                            David W. Penter
                                            Director Senior Relationship Manager



                                         TCW SELECT LOAN FUND, LIMITED,
                                         as a Lender

                                         By: TCW Advisors, Inc., as Collateral
                                             Manager



                                         By:____________________________________
                                            Richard F. Kurth
                                            Vice President



                                         By:____________________________________
                                            Mark L. Gold
                                            Managing Director



                                         TEXTRON FINANCIAL
                                         CORPORATION, as a Lender



                                         By:____________________________________
                                         Title:Director



                                         TRS1 LLC, as a Lender



                                         By:____________________________________
                                            Rosemary F. Dunne
                                            Attorney-in-Fact

        ACKNOWLEDGED:

                                         BATTERY STREET ENTERPRISES,
                                         INC.



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer




                                         LEVI STRAUSS FINANCIAL CENTER
                                         CORPORATION



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer



                                         LEVI STRAUSS GLOBAL
                                         FULFILLMENT SERVICES, INC.



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer




                                         LEVI STRAUSS GLOBAL
                                         OPERATIONS, INC.



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer

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                                         LEVI STRAUSS INTERNATIONAL



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer




                                         LEVI'S ONLY STORES, INC.



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer




                                         NF INDUSTRIES, INC.



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer

                                         LEVI STRAUSS INTERNATIONAL, INC.



                                         By:__________________________________
                                            Joseph M. Maurer
                                            Treasurer